Note 26 - Other Comprehensive Income (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Comprehensive Income (Loss) [Table Text Block]
(In Thousands of Dollars)	2012	2011	2010
Change in unrealized holding gains and losses on available for sale securities	$1,034	$4,204	$(689)
Reclassification adjustments for gains and losses later recognized in income	44	(37)	4
Net unrealized gains and (losses)	1,078	4,167	(685)
Tax effect	(366)	(1,417)	233
Other comprehensive income (loss)	$712	$2,750	$(452)